UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
June 29, 2012

NAPCO SECURITY TECHNOLOGIES, INC.
(Exact name of registrant as specified in charter)

Delaware	0-10004	11-2277818
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 Bayview Avenue, Amityville, New York 11701
(Address of principal executive offices)

Registrant’s telephone number, including area code (631) 842-9400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below) :

⃞	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On June 29, 2012, the Company entered into a Third Amended and Restated Credit Agreement with the Company, as the Borrower, and HSBC Bank USA, National Association as Lender, Administrative Agent and Collateral Agent (the “Agreement”).  Prior to closing on June 29, 2012, $8,600,000 was outstanding under the existing $11,100,000 revolving credit facility and $12,500,000 was outstanding under the existing term loan. The Agreement amended and restated the previous revolving credit facility and term loan and provides for a revolving credit facility of $11,000,000 (the “Revolving Credit Facility”) which expires in June 2017 and two term loans, one for $6,000,000 which expires in June 2019, and one for $6,500,000 which expires in June 2017 (the “Term Loans”). Repayment of the Terms Loans commences on September 30, 2012. The $6,000,000 Term Loan is being repaid with 28 equal, quarterly payments of $75,000 and the remaining balance of $3,900,000 due on or before the expiration date. The $6,500,000 Term Loan is being repaid in 20 equal, quarterly payments of $325,000. The Agreement also provides for a LIBOR-based interest rate option of LIBOR plus 2.0% to 2.75%, depending on the ratio of outstanding debt to EBITDA, which is to be measured and adjusted quarterly, a prime rate-based option of the prime rate plus 0.25% and other terms and conditions as more fully described in the Agreement. In addition, the Agreement provides for availability under the Revolving Credit Facility to be limited to the lesser of $11,000,000 or the result of a borrowing base formula based upon the Company’s Accounts Receivables and Inventory values net of certain deductions. The Company’s obligations under the Agreement continue to be secured by all of its assets, including but not limited to, deposit accounts, accounts receivable, inventory, the Company’s corporate headquarters in Amityville, NY, equipment and fixtures and intangible assets. In addition, the Company’s wholly-owned subsidiaries, with the exception of the Company’s foreign subsidiaries, have issued guarantees and pledges of all of their assets to secure the Company’s obligations under the Agreement. All of the outstanding common stock of the Company’s domestic subsidiaries and 65% of the common stock of the Company’s foreign subsidiaries has been pledged to secure the Company’s obligations under the Agreement.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	EXHIBITS.

Exhibit 4.01	Third Amended and Restated Credit Agreement dated June 29, 2012.

Exhibit 4.02	Second Amended and Restated Term A Loan Note

Exhibit 4.03	Second Amended and Restated Term B Loan Note

Exhibit 4.04	Second Amended and Restated Revolving Credit Note

Exhibit 4.05	Second Amended and Restated Swing Line Note

Exhibit 4.06	Continuing General Security Agreement

Exhibit 4.07	Reaffirmation of Collateral Documents

Exhibit 4.08	Reaffirmation of Negative Pledge

 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

  NAPCO SECURITY TECHNOLOGIES, INC.

(Registrant)

Date: July 9, 2012	By:	/s/KEVIN S. BUCHEL

Kevin S. Buchel

Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit 4.01	Third Amended and Restated Credit Agreement dated June 29, 2012. Any omitted Exhibit or Schedule will be filed with the Commission upon request.

Exhibit 4.02	Second Amended and Restated Term A Loan Note

Exhibit 4.03	Second Amended and Restated Term B Loan Note

Exhibit 4.04	Second Amended and Restated Revolving Credit Note

Exhibit 4.05	Second Amended and Restated Swing Line Note

Exhibit 4.06	Continuing General Security Agreement

Exhibit 4.07	Reaffirmation of Collateral Documents

Exhibit 4.08	Reaffirmation of Negative Pledge